EXHIBIT 99.1

Contact:

Allison Wey

Vice President, Investor Relations and Corporate Affairs

Par Pharmaceutical Companies, Inc.

(201) 802-4000

PAR PHARMACEUTICAL COMPANIES ENTERS INTO DEFINITIVE

AGREEMENT TO BE ACQUIRED BY TPG

Par Shareholders to Receive $50.00 per Share in Cash;

Fully Diluted Equity Value of $1.9 Billion

Woodcliff Lake, N.J., July 16, 2012 – Par Pharmaceutical Companies, Inc. (NYSE:PRX) announced today that it has entered into a definitive merger agreement to be acquired by an affiliate of TPG in a transaction with an equity value of $1.9 billion.

Under the terms of the agreement, Par shareholders will receive $50.00 in cash for each share of Par common stock, representing a premium of approximately 37% over the closing share price on July 13, 2012, the last full trading day before today’s announcement. The agreement was unanimously approved by Par’s Board of Directors.

Patrick G. LePore, Par’s Chairman and CEO, stated, “We are excited about this transaction as it delivers compelling value to our shareholders.” Mr. LePore continued, “While my focus and that of the Par Board of Directors was on shareholder value, we are very pleased that Par will be acquired by TPG, a leading global private investment firm whose substantial resources and healthcare experience will enable Par to continue to invest in its future long-term growth.”

“We are excited for the opportunity to invest in Par, a leading generic pharmaceutical company that has a long track record of success via its focus on complex products and its strong, diversified product pipeline,” said Todd B. Sisitsky, partner at TPG. “The company is positioned to benefit from the strong macro trends of a greater focus on cost effective healthcare solutions and the increasing demands from an aging population. We look forward to partnering with this talented management team to continue developing an attractive platform for expansion.”

The closing of the transaction is conditioned upon, among other things, the affirmative vote of the holders of a majority of Par’s outstanding shares, clearance under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976, and other customary closing conditions. The transaction is not subject to a financing condition.

Under the terms of the merger agreement, Par may solicit superior proposals from third parties through August 24, 2012. The Par Board of Directors, with the assistance of its advisors, will actively solicit acquisition proposals during this period. There are no guarantees that this process will result in a superior proposal. If there is no superior proposal, the transaction is expected to close in 2012, subject to customary approvals and closing conditions. Par and the Board of Directors do not intend to disclose developments with respect to the solicitation process unless and until the Board of Directors has made a decision.

J.P.Morgan Securities LLC acted as exclusive financial advisor to Par, and Orrick, Herrington & Sutcliffe LLP acted as Par’s legal advisor. Cravath, Swaine & Moore LLP acted as independent legal counsel to Par’s Board of Directors. Bank of America Merrill Lynch, Deutsche Bank Securities Inc. and Goldman, Sachs & Co. and affiliates acted as financial advisors and provided fully committed financing to TPG. Ropes & Gray LLP acted as legal advisor to TPG.

About Par

Par Pharmaceutical Companies, Inc. is a U.S.-based specialty pharmaceutical company. Through its wholly-owned subsidiary’s two operating divisions, Par Pharmaceutical and Strativa Pharmaceuticals, it develops, manufactures and markets high-barrier-to-entry generic drugs and niche, innovative proprietary pharmaceuticals. For press release and other company information, visit www.parpharm.com.

About TPG

TPG is a leading global private investment firm founded in 1992 with $51.5 billion of assets under management and offices in San Francisco, Fort Worth, Houston, New York, Sao Paulo, Hong Kong, London, Paris, Luxembourg, Melbourne, Moscow, Mumbai, Shanghai, Chongqing, Beijing, Singapore and Tokyo. TPG has extensive experience with global public and private investments executed through leveraged buyouts, recapitalizations, spinouts, growth investments, joint ventures and restructurings. The firm’s well-known investments in the healthcare sector include Aptalis Pharma, Biomet, Fenwal, Healthscope, IASIS Healthcare, Immucor, IMS Health, Quintiles Transnational, and Surgical Care Affiliates, among others. For more information visit www.tpg.com.

Important Notice and Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Par Pharmaceutical Companies, Inc. by an affiliate of TPG. In connection with the proposed transaction, Par intends to file a proxy statement and other related documents with the Securities and Exchange Commission (the “SEC”). Investors and STOCKHOLDERS of Par are advised to read the proxy statement and these other materials when they become available because they will contain important information about Par and the proposed transaction. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by Par with the SEC at the SEC web site at www.sec.gov. Copies of the proxy statement (when available) and other filings made by Par with the SEC can also be obtained, free of charge, by directing a request to Par Pharmaceutical Companies, Inc., 300 Tice Boulevard, Woodcliff Lake NJ 07677, Attn: Investor Relations. The proxy statement (when available) and such other documents are also available for free on Par’s web site at www.parpharm.com as soon as reasonably practicable after Par electronically files such material with, or furnish it to, the SEC.

Participants in the Solicitation

Par and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from Par’s stockholders in connection with the proposed acquisition transaction. Information regarding the directors and executive officers of Par is set forth in the proxy statement for Par’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and in Par’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on February 28, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Safe Harbor Statement

Statements about the expected timing, completion and effects of the proposed merger, and all other statements made in this news release that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate”, “believe” or “project,” or the negative of those words or other comparable words. Any forward-looking statements included in this news release are made as of the date hereof only, based on information available to Par as of the date hereof, and, subject to any applicable law to the contrary, Par undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause Par's actual results to differ from those projected in such forward-looking statements. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transaction described herein; approval of the merger by Par’s stockholders; the ability to obtain regulatory approvals of the transactions contemplated by the merger agreement on the proposed terms and schedule; the failure of Par’s stockholders to approve the transactions contemplated by the merger agreement; Par’s ability to maintain relationships with customers, employees or suppliers following the announcement of the merger agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the transactions contemplated by the merger agreement; the risk that the transactions contemplated by the merger agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in Par’s reports filed with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on February 28, 2012, in other of Par’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.

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